Exhibit 10.6

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			S	1	3
2. AMENDMENT/MODIFICATION NO. P00001		3. EFFECTIVE DATE 16-Sep-2020	4. REQUISITION/PURCHASE REG. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)CODE	S2101A
W6QK ACC-APG NATICK DIVISION [***]			DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BALTIMORE 217 EAST REDWOOD STREETSCD: A SUITE 1800 BALTIMORE MD 21202-3375
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, Country, State and Zip Code) NOVAVAX, INC. 20 FIRSTFIELD RD GAITHERSBURG MD 20878-1760			9A. AMENDMENT OF SOLICITION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0077
			X	10B. DATED (SEE ITEM 13) 04-Jun-2020
CODE1UCZ4		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATE DATA (if required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D.OTHER (Specify type of modification and authority) FAR Clause 52.232-22 Limitation of Funds
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Modification Control Number:soconnel202894

The purpose of this modification is to add incremental funding as follows:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore change, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] / CONTRACTING OFFICER TEL: [***]EMAIL: [***]
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED		16B. UNITED STATES OF AMERICA BY /s/ [***] (Signature of Contracting Officer)	16C. DATE SIGNED 16-Sep-2020

Exception TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000103 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103	Funding for CLIN 0001				$0.00
	COST
	PURCHASE REQUEST NUMBER:	0011504522-0001
			ESTIMATED COST		$0.00
	ACRN AC				$8,000,000.00
	CIN: GFEBS001150452200003

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000103:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $8,000,000.00 from $21,952,384.00 to $29,952,384.00.

SUBCLIN 000103:
Funding on SUBCLIN 000103 is initiated as follows:

ACRN: AC

CIN: GFEBS001150452200003

Acctng Data: 09720202021013000018170552520252	S.0074658.1.1.5	6100.9000021001

Increase:

$8,000,000.00]Total:

$8,000,000.00

Cost Code: AHPDD

(End of Summary of Changes)